Exhibit 99.2

United Community Banks, Inc. Investor Presentation Third Quarter 2010 Strong Bank. Strong Service. Strong Future. Jimmy C. Tallent President & CEO Rex S. Schuette EVP & CFO rex_schuette@ucbi.com (706) 781-2266 David P. Shearrow EVP & CRO

This presentation contains forward-looking statements, as defined by Federal Securities Laws, including statements about financial outlook and business environment. These statements are provided to assist in the understanding of future financial performance. Such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to United Community Banks, Inc.'s Annual Report filed on Form 10-K with the Securities and Exchange Commission. Cautionary Statement 2

This presentation also contains non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles ("GAAP"). Such non-GAAP financial measures include the following: net interest margin - pre credit, core fee revenue, core operating expense, core earnings, net operating (loss) income and net operating (loss) earnings per share, tangible common equity to tangible assets, tangible equity to tangible assets and tangible common equity to risk-weighted assets. The most comparable GAAP measures to these measures are: net interest margin, fee revenue, operating expense, net (loss) income, diluted (loss) earnings per share and equity to assets. Management uses these non-GAAP financial measures because we believe it is useful for evaluating our operations and performance over periods of time, as well as in managing and evaluating our business and in discussions about our operations and performance. Management believes these non-GAAP financial measures provide users of our financial information with a meaningful measure for assessing our financial results and credit trends, as well as comparison to financial results for prior periods. These non-GAAP financial measures should not be considered as a substitute for financial measures determined in accordance with GAAP and may not be comparable to other similarly titled financial measures used by other companies. For a reconciliation of the differences between our non-GAAP financial measures and the most comparable GAAP measures, please refer to the 'Non-GAAP Reconcilement Tables' at the end of the Appendix of this presentation. We have not reconciled tangible common equity to tangible assets and core earnings to the extent such numbers are presented on a forward-looking basis based on management's internal stress test or SCAP methodology. Estimates that would be required for such reconciliations cannot reliably be produced without unreasonable effort. 3 Non-GAAP Measures

Highlights Third Quarter CreditLoan and Deposit GrowthCore EarningsCapital 4

5 LOAN PORTFOLIO & CREDIT QUALITY

Proactively Addressing Credit Environment

United Community Banks.

Structure

- *Centralized underwriting and approval process*
- *Segregated work-out teams*
- *Highly skilled ORE disposition group*
- *Seasoned regional credit professionals*

Process

- *Continuous external loan review*
- *Intensive executive management involvement:*
  - Weekly past due meetings
  - Weekly NPA/ORE meetings
  - Quarterly criticized watch loan review meetings
  - Quarterly pass commercial and CRE portfolio review meetings
- *Internal loan review of new credit relationships*
- *Ongoing stress testing… commenced in 2007*

Policy

- *Ongoing enhancements to credit policy*
- *Periodic updates to portfolio limits*

Strong Bank. Strong Service. Strong Future. 6

North Georgia Atlanta MSA Western North Carolina Coastal Georgia Gainesville MSA Eastern Tennessee East 0.37 0.29 0.15 0.07 0.07 0.05 Geographic Diversity 7 Loan Portfolio (total $4.76 billion) $ in millions

Atlanta MSA North Georgia Western North Carolina Coastal Georgia Gainesville MSA Eastern Tennessee East 0.39 0.31 0.08 0.08 0.08 0.06 Commercial Construction Owner-Occupied Income Producing C & I East 12 39 31 18 Geographic Diversity Average Loan SizeCRE: $451kC&I: $86kComm. Constr. $650k 8 Commercial Loans (total $2.55 billion) $ in millions

56% owner-occupiedTypical owner-occupied: small business, doctors, dentists, attorneys, CPAs$12 million project limit$451K average loan size Portfolio Characteristics (in millions) September 30, 2010 Loan Type Amount Percent Office Buildings $ 397 22 %Other Small Business 305 17 Retail 261 15Small Warehouses/Storage 174 10Churches 143 7Hotels/Motels 95 6Convenience Stores 77 4Franchise / Restaurants 74 4Multi-Residential Properties 66 4Farmland 46 3Manufacturing Facility 41 2Golf Course/Recreation 34 2Auto Dealership/Service 33 2Miscellaneous 35 2 Total Commercial Real Estate $ 1,781 100% 9 Commercial Real Estate (by loan type)

$650k Average loan size Portfolio Characteristics (in millions) Sep 30, 2010 Loan Type Amount Percent Land Development - Vacant (Improved) $ 114 37 %Raw Land - Vacant (Unimproved) 67 22 Commercial Land Development 57 18Office Buildings 34 11Miscellaneous Construction 26 8Retail Buildings 9 3Churches 3 1 Total Commercial Construction $ 310 100% 10 Commercial Construction (by loan type)

North Georgia Western North Carolina Atlanta MSA Coastal Georgia Gainesville MSA Eastern Tennessee East 0.4 0.26 0.14 0.07 0.07 0.06 Mortgage Home Equity East 74 26 Geographic Diversity Avg loan size: $45k Avg loan size: $96k Origination CharacteristicsNo broker loansNo sub-prime / Alt-APolicy Max LTV: 80-85%51% of HE Primary Lien 11 Residential Mortgage (total $1.32 billion) $ in millions

North Georgia Atlanta MSA Western North Carolina Coastal Georgia Gainesville MSA Eastern Tennessee East 0.48 0.21 0.19 0.05 0.05 0.02 Geographic Diversity Developing Spec $242kSold $153k Develop $669kRaw Land $270kLot $124k Average Loan Size Lot Spec Sold Developing Raw East 0.4 0.14 0.08 0.25 0.14 Construction Land 12 Residential Construction (total $.76 billion) $ in millions

13 Atlanta MSA (residential construction)

14 North Georgia MSA (residential construction)

Credit Quality (in millions) 3Q10 2Q10 1Q10 4Q 09 3Q 09 2Q 09 Net Charge-offs $ 50.0 $ 61.3 $ 56.7 $ 84.6 $ 90.5 $ 58.3 as % of Average Loans 4.12% 4.98% 4.51% 6.37% 6.57% 4.18 %Allowance for Loan Losses $ 174.6 $ 174.1 $ 173.9 $ 155.6 $ 150.2 $ 145.7 as % of Total Loans 3.67% 3.57% 3.48% 3.02% 2.80% 2.64 % as % of NPLs 80 78 62 59 49 51 as % of NPLs - Adjusted (1) 257 234 142 190 149 82 Past Due Loans (30 - 89 Days) 1.24% 1.69% 2.17% 1.44% 2.02% 1.61 %Non-Performing Loans $ 217.8 $ 224.3 $ 280.8 $ 264.1 $ 304.4 $ 287.8 OREO 129.9 123.9 136.3 120.8 110.6 104.8 Total NPAs $ 347.7 $ 348.2 $ 417.1 $ 384.9 $ 415.0 $ 392.6 As % of Original Principal Balance Non-Performing Loans 70.0% 69.4% 71.6% 70.4% 73.8% 80.1 % OREO 65.9 71.9 67.4 66.6 64.4% 64.3 %Total NPAs as % of Total Assets 4.96% 4.55% 5.32% 4.81% 4.91% 4.63 % as % of Loans & OREO 7.11 6.97 8.13 7.30 7.58 6.99 Excluding loans with no allocated reserve 15

(1) Based on simple average of the four quarters 16 Net Charge-offs by Loan Category

Note: Dollars in thousands(1) Based on simple average of the four quarters 17 Net Charge-offs by Market

18 NPAs by Loan Category and Market

19 FINANCIAL RESULTS

4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 16.5 21.5 26.7 31.7 29.9 28.9 29.4 27.5 Core Earnings 20 In millions

Core Earnings Summary 21

3Q09 4Q09 1Q10 2Q10 3Q10 Net Interest Margin 0.0339 0.034 0.0349 0.036 0.0357 0.0058 0.0064 0.0066 0.0064 0.0056 Net Interest Margin Margin changes -3 bps vs. 2Q10 +18 bps vs. 3Q09Maintained loan & CD pricing3Q Excess liquidity - lowered Margin by 12 bpsImpact of credit costs - 56 bps + Historically 8 to 12 bps Significant opportunity after credit cycle - 1 bps = $.7M NIR NIM Characteristics 3.97% 4.04% 4.15% NIM NIM - Pre Credit (1) (1) Excluding impact of nonaccrual loans, OREO and interest reversals 4.24% 4.13% Net Interest Margin 22

3Q09 4Q09 1Q10 2Q10 3Q10 Lost Interest on C/Os 0.0015 0.0017 0.002 0.002 0.002 Nonaccrual/OREO 0.0027 0.0027 0.0026 0.0025 0.0022 Interest Reversals 0.0016 0.002 0.002 0.0019 0.0014 Historically 8 to 12 bpsCredit cycle - significant drag on margin but improvingCost 3Q10 vs. Historical - 44 bps (annual earnings impact of $29 million)1 bps = $667K NIR Credit CostsImpacting Margin ..64% ..66% ..64% ..58% Lost Interest on C/Os Interest Reversals Carry Cost of NPAs ..56% Margin - Credit Costs 23

As of September 30, 2010 Demand & NOW MMDA & Sav. Time <$100k Time >$100k Public Funds Brokered East 1582 977 1492 971 623 354 24 Deposit Mix (total $6.0 billion)

Third Quarter 2010 Net Operating Loss - From Continuing Operations 25

Third Quarter 2010 Net Loss 26

Capital Ratios 27

28 APPENDIX

Assets $7.0 BillionDeposits $6.0 Billion Banks 27Offices 106 29 United at a Glance

30 Experienced Proven Leadership Joined Years in UCBI BankingJimmy Tallent President & CEO 1984 36Guy Freeman Chief Operating Officer 1992 52Rex Schuette Chief Financial Officer 2001 33David Shearrow Chief Risk Officer 2007 29Glenn White President, Atlanta Region 2007 36Craig Metz Marketing 2002 18Bill Gilbert Retail Banking 2000 34

Business and Operating Model

United Community Banks.

"Community bank service, large bank resources"

- **Twenty-seven "community banks"**
  - *Local CEOs with deep roots in their communities*
  - *Resources of $7.0 billion bank*
- **Service is point of differentiation**
  - *Golden rule of banking*
    - ✓ "The Bank That **SERVICE** Built"
  - *Ongoing customer surveys*
    - ✓ 95+% satisfaction rate
- **Strategic footprint with substantial banking opportunities**
  - *Operates in a number of the more demographically attractive markets in the U.S.*
- **Disciplined growth strategy**
  - *Organic supported by de novos and selective acquisitions*

Strong Bank. Strong Service. Strong Future.

31

32 Robust Demographics (fast growing markets)

1 FDIC deposit market share and rank as of 6/10 for markets where United takes deposits. Source: SNL and FDIC.2 Based on current quarter. 33 Market Share Opportunities (excellent growth prospects)

34 Leading Demographics

35 Small Business Market Growth Number of Businesses with 1 - 49 Employees

36 Performing Classified Loans

37 Business Mix Loans (at quarter-end)

38 Loans - Markets Served (at quarter-end)

39 Residential Construction - Total Company

40 Residential Construction - Atlanta MSA

41 Residential Construction - North Georgia

42 Business Mix Loans (at year-end)

43 Loans - Markets Served (at year-end)

(in millions) 44 Lending - Credit Summary (as of September 30, 2010) Legal lending limit $188House lending limit 20Project lending limit 12Top 25 relationships 4479.4% of total loansRegional credit review - Standard underwriting

45 NPAs by Loan Category, Market, and Activity

46 Net Charge-offs by Category and Market

47 Loans / Deposits - Liquidity

48 Wholesale Borrowings - Liquidity

49 Business Mix - Deposits (at quarter-end)

$ in millions 3Q 09 3Q 10 Geographic Diversity Atlanta MSA North Georgia Western North Carolina Gainesville MSA Coastal Georgia Eastern Tennessee 3Q10 945 692 480 164 147 131 3Q09 863 638 444 142 136 117 Atlanta MSA North Georgia Western North Carolina Gainesville MSA Coastal Georgia Eastern Tennessee 50 Core Transaction Deposits

NPA Sale in 2Q Sold $103 Million NPA's - With a $65 Million Capital Option and WarrantCompleted sale on April 30, 2010Accelerates disposition of the more illiquid assets 51

NPA Sale - Fair Value Accounting Fair Value Accounting - Warrant / Option to Purchase EquityIncrease to Capital Surplus - $39.8 millionPre-tax expense charge - $45.3 million; after-tax cost - $30.0 millionGAAP Capital +$9.8million - Slight Negative to "Regulatory Capital" (DTA) 52

Southern Community Bank ($ in millions)Purchased - June 19, 2009 Nine years old - Enhances presence in southside metro Atlanta marketsFour banking offices in southside metro Atlanta MSA - Fayetteville, Coweta and Henry counties54 employees (Reduced by 17 after conversion in September 2009)$208 in customer deposits, including $53 core depositsFDIC assisted transaction: 80% guarantee on $109 loss threshold, 95% aboveFully discounted bid with no credit exposureAccounted for credit related items (at FMV) as "covered assets" on balance sheet 3Q10 2Q10 1Q10 4Q09 2Q09 Loans $ 75 $ 81 $ 79 $ 85 $ 110 OREO 30 33 32 34 25 FDIC receivable 40 43 58 67 95 Total Covered Assets $ 145 $ 157 $ 169 $ 186 $ 230Pre-tax gain on acquisition of $11.4Accretive to earnings per share 53

54 Non-GAAP Reconciliation Tables

55 Non-GAAP Reconciliation Tables

56 Analyst Coverage

United Community Banks, Inc. Investor PresentationThird Quarter 2010 Copyright 2010United Community Banks, Inc.All rights reserved.